Item 1: Report to Shareholders

New Income Fund	May 31, 2007

The views and opinions in this report were current as of May 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The bond market’s broad-based strength we wrote about in our last report to shareholders evaporated over the past six months, along with the anticipation of a short-term rate cut. All segments within the investment-grade bond universe posted muted gains for the six-month period and average results for the fiscal year ended May 31, 2007. We are pleased to report that your fund’s 6- and 12-month results were ahead of its Lipper peer group average and the Lehman Brothers U.S. Aggregate Index, the widely watched benchmark for domestic investment-grade bonds.

HIGHLIGHTS

• All segments within the investment-grade bond universe posted muted gains for the six-month period but average results for the year.

• The New Income Fund outperformed its Lipper peers and the Lehman Brothers U.S. Aggregate Index for the past six and 12 months.

• Our corporate bond holdings generated strong results for the past six months, driven by the strength of our fundamental credit research.

• Until the tug of war between rising inflation and economic growth is settled, we intend to maintain our conservative investment posture.

MARKET ENVIRONMENT

The bond market exhibited no clear direction over the past six months as investors weighed contradictory evidence about the economy’s strength. Bond prices fell and yields rose substantially around the turn of the year, when several pieces of data indicated job growth was strong, consumers were buoyant, and even the troubled housing sector might be on the verge of righting itself, as suggested by an unanticipated rise in home sales.

Bonds rallied late in the first quarter when optimism about the economy soon began to appear misplaced, however. Further signals from the housing sector revealed that the housing crunch was far from over. March data showed new home starts declining sharply, home prices beginning to fall on a nationwide basis, and existing home sales witnessing their biggest monthly drop in nearly two decades. Indeed, a new set of housing worries emerged when default rates on subprime loans began to climb dramatically, which led in turn to the collapse of several lenders focused on the subprime market. Bond prices received a further boost from a worldwide pullback in equity prices, which sent investors to the relatively safe haven of the U.S. bond market. Confirmation of the slowing economy came in April in the form of official data on first-quarter growth, which showed that the economy had expanded at an annualized rate of only 0.6%, its slowest rate in several years.

Thanks, perhaps, to the slowdown, inflation trends appeared largely benign during the period, even if the level of inflation remained somewhat elevated. The glaring exception was the cost of gasoline, which rose sharply due to refining constraints and renewed increases in oil prices. Core consumer price inflation, which excludes food and energy costs, remained more controlled. By the end of the period, core inflation gauges seemed to be trending back to a pace of increasing at a yearly rate of less than 2%, the upper end of the Fed’s generally accepted “comfort range.”

Despite the favorable data, investors concluded the Fed was unlikely to let down its guard soon. The Federal Reserve’s monetary policy committee left the federal funds rate unchanged after each of its four meetings during the period. Although Fed Chairman Ben Bernanke assured Congress that he expected inflationary pressures to ebb eventually, he also made it clear that inflation remained a concern and that he anticipated that the economy would regain its strength later in the year. Signs of renewed economic vigor appeared in May, including healthy manufacturing and capital spending trends. As the period closed, bond prices fell as investors concluded that that the Fed was unlikely to cut official short-term interest rates anytime soon. The yields on 2- and 10-year Treasury notes moved substantially higher over the six-month period, although they remained below the levels recorded 12 months ago.

As measured by various Lehman indexes, investment-grade bond categories recorded modest gains for the six-month period ended May 31—mortgage- and asset-backed securities performed best. High-yield bonds were once again the standout among fixed-income securities. As shown in the table, 12-month total returns for investment-grade bonds were far stronger than in the recent six-month period, with mortgage and corporate bonds outperforming Treasuries, but still trailing the high-yield segment.

PERFORMANCE AND INVESTMENT REVIEW

The New Income Fund generated a modest 0.70% return for the six-month period ended May 31, 2007, ahead of our Lipper peer group average and the Lehman Brothers U.S. Aggregate Index. (Performance for Advisor Class and R Class shares was lower than the fund’s, reflecting their higher fee structure.) Your fund’s 6.77% 12-month return outperformed both the Lipper average and the Lehman Brothers benchmark.

As interest rates edged higher over the past six months, the fund’s share price retreated $0.15. However, dividends were steady at $0.21 per share, resulting in a modest overall gain. Despite the rising rate trend since November, yields at the end of the reporting period were lower than one year ago, and the fund’s 12-month results were composed of $0.16 of price appreciation plus dividends totaling $0.42 per share.

As shown in the Security Diversification chart, high-quality mortgage-backed, asset-backed, and corporate securities accounted for 70% of the fund’s assets at the end of the reporting period. U.S. Treasuries, government obligations, and agencies made up the bulk of the remainder of the portfolio. Our allocation to high-yield bonds (included in the corporate category) and foreign government obligations were strong absolute and relative performance contributors. We attempt to maintain a broadly diversified portfolio of predominantly high-quality bonds that can be utilized as a core holding for the fixed-income portion of an investor’s portfolio.

In the first half of our fiscal year, we slightly reduced the fund’s sensitivity to interest rate changes, shortening the portfolio’s weighted average maturity to 7.2 years from 7.7 years and allowing duration to ease to 4.6 years from 4.9 years. (See the glossary following this letter for an explanation of both terms.) For the most part, we maintained that posture in the second half of our fiscal year—the portfolio’s weighted average maturity dipped to 7.0 years and duration rose to 4.7 years at the end of May. Our relatively modest adjustments to the fund’s maturity and duration, which remained a bit longer than the benchmark’s, meant it was more exposed to changes in interest rates. This positioning helped during the second half of 2006 but detracted from returns as rates climbed late in the period.

For the past year, we have approached the residential mortgage sector cautiously, preferring a short to neutral risk allocation versus the benchmark. Concerns about the subprime market limited our appetite for lower-quality mortgages, and tight yield spreads and rich valuations kept our participation in the 30-year agency obligations relatively subdued. Such conservative positioning hampered our results in 2006.

In February, before the fallout in subprime mortgages, we eliminated our remaining exposure to home equity loans, and as the period progressed, we added to adjustable rate mortgages. Security selection across our mortgage holdings has contributed to performance in 2007.

The mortgage-backed sector, as shown in the Security Diversification chart, is also composed of commercial mortgages, which can offer an attractive alternative to the residential market and U.S. Treasuries. Commercial mortgages offered attractive yields, and we maintained a significant commitment to this segment during the period. However, as the period progressed and issuance became quite heavy, performance suffered and we trimmed our overweight position. At the end of the period, we held 45% of the fund in residential and commercial mortgage-backed securities, slightly less than six months ago.

Our holdings in investment-grade corporate bonds were good contributors over the past six months. We have remained overweight in lower-quality issues in this segment, despite the increasing frequency of merger and acquisition activity, leveraged buyouts, special dividends, and stock buybacks—all of which can be detrimental to bondholders. Fundamental credit research and broader market themes continue to play a major role in determining our individual security selections and sector allocations. Additionally, we are committed to maintaining broad diversification across sectors and industries to mitigate event risk. Improving credit trends and stronger economic growth have supported our commitment to the corporate bond segment. In some higher-quality corporate sectors, such as energy and pharmaceuticals, we own some higher-yielding common stock in addition to debt. High-yield holdings benefited from investors’ continuing search for yield, which has intensified since the Fed stopped raising short-term rates. Similarly, nondollar-denominated investment-grade bonds generated good absolute and relative performance.

Volatility in energy prices forced us to approach the Treasury inflation-protected securities (TIPS) sector carefully. A significant overweight provided a performance boost during the six-month period as headline inflation reaccelerated after a benign second half of 2006. Nevertheless, yields on long-term TIPS have been creeping up along with those of fixed-rate Treasuries. The real (inflation-adjusted) rate on 10-year TIPS, which stood at 2.17% at the end of November 2006, has been rising and stood at about 2.48% at the end of May. By comparing the yield on TIPS with the yield on comparable-maturity conventional Treasuries, we can get a good idea of the market’s inflation expectations. By this measure, market participants do not think there is a serious threat from inflation and that the Fed is likely to keep it under control.

OUTLOOK

We believe that strong global growth, an improving housing market, and a healthy service sector should help strengthen the U.S. economy in 2007. However, the Fed has noted that core inflation remains stubbornly high, making the central bank likely to keep its policy on hold until a clearer picture of the economy’s direction emerges. It seems that we are at a turning point in the interest rate and economic cycles, making the direction and timing of the Fed’s next move hard to predict. Until the tug of war between these forces plays out, we intend to maintain our conservative investment posture.

Our concern is that the market is not expecting a resumption of strong U.S. growth and may underestimate the resolve of foreign central banks to soak up excess global liquidity by raising rates. Strong global growth and higher interest rates abroad could pressure U.S. rates higher. In such an environment, we expect corporate bonds to perform well, but mortgages may initially underperform as the sector adjusts to revised prepayment expectations. Nevertheless, higher interest rates should ultimately keep growth and inflation in check and provide opportunities to lock in the most attractive yields in years.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 15, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lehman Brothers Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers U.S. Credit Index: An unmanaged index that tracks the performance of domestic investment-grade corporate bonds.

Lehman Brothers U.S. Treasury Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Lipper averages: The averages of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: A fixed-income security’s interest rate after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Weighted average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights | For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/07‡	5/31/06‡	5/31/05‡	5/31/04	5/31/03
NET ASSET VALUE					
Beginning of period	$ 8.69	$ 9.14	$ 8.87	$ 9.21	$ 8.70
Investment activities					
Net investment income	0.42	0.38	0.35	0.32	0.37
Net realized and unrealized gain (loss)	0.16	(0.42)	0.29	(0.34)	0.52
Total from investment activities	0.58	(0.04)	0.64	(0.02)	0.89
Distributions					
Net investment income	(0.42)	(0.39)	(0.36)	(0.32)	(0.38)
Net realized gain	–	(0.02)	(0.01)	–	–
Total distributions	(0.42)	(0.41)	(0.37)	(0.32)	(0.38)
NET ASSET VALUE					
End of period	**$ 8.85**	**$ 8.69**	**$ 9.14**	**$ 8.87**	**$ 9.21**
Ratios/Supplemental Data					
Total return^	6.77%	(0.49)%	7.27%	(0.26)%	10.52%
Ratio of total expenses to average net assets	0.66%	0.67%	0.69%	0.71%	0.74%
Ratio of net investment income to average net assets	4.73%	4.23%	3.85%	3.56%	4.23%
Portfolio turnover rate¤	104.8%	111.1%	135.9%	219.0%	221.2%
Portfolio turnover rate, excluding mortgage dollar roll transactions	91.2%	104.7%	108.5%	123.1%	113.1%
Net assets, end of period (in millions)	$ 5,558	$ 3,865	$ 3,246	$ 2,512	$ 2,266

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

¤ The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 2).

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

CORPORATE BONDS 21.4%

FINANCIAL INSTITUTIONS 7.9%

Banking 2.5%

	$ Par/Shares	Value
Bank of America, 4.875%, 9/15/12	1,000	974
Bank of America, 5.75%, 8/15/16	5,090	5,109
Bank of America Capital Trust, 5.625%, 3/8/35 (1)	11,415	10,438
Bank One, 5.25%, 1/30/13 (1)	4,920	4,864
BB&T Capital Trust II, 6.75%, 6/7/36 (1)	8,725	9,234
Citigroup, 5.30%, 1/7/16 (1)	8,750	8,581
Credit Agricole SA, 6.637%, 5/29/49 (2)	5,835	5,826
Credit Suisse (Guernsey), 5.86%, 5/29/49	5,500	5,394
CS First Boston, 5.50%, 8/16/11 (1)	4,220	4,233
HBOS, 5.92%, 9/29/49 (2)	6,100	5,893
HBOS, 6.00%, 11/1/33 (2)	3,990	3,938
HSBC Holdings, 6.50%, 5/2/36	3,040	3,196
JPMorgan Chase Bank, 5.875%, 6/13/16 (1)	2,000	2,005
JPMorgan Chase Capital XVII, 6.95%, 8/17/36 (1)	2,310	2,408
JPMorgan Chase Capital XXII, 6.45%, 2/2/37 (1)	4,000	3,907
Lloyds TSB Group, 6.267%, 12/31/49 (2)	5,820	5,668
MBNA America Bank, 4.625%, 8/3/09 (1)	4,550	4,481
MBNA America Bank, 7.125%, 11/15/12	2,200	2,357
Mizuho Capital Investment, 6.686%, 12/31/49 (2)	1,800	1,816
MUFG Capital Finance, 6.346%, 7/25/49 (1)	2,300	2,304
Northern Trust, 4.60%, 2/1/13	2,855	2,726
Northern Trust, 5.30%, 8/29/11 (1)	3,840	3,809
PNC Funding, 5.625%, 2/1/17 (1)	4,425	4,365
Sovereign Capital Trust VI, 7.908%, 6/13/36	4,500	4,969
Sumitomo Mitsui Banking, 5.625%, 7/29/49 (2)	2,300	2,245
U.S. Bancorp, 4.50%, 7/29/10 (1)	4,450	4,348
Wachovia, 5.50%, 8/1/35 (1)	2,740	2,517
Wachovia Bank, 4.875%, 2/1/15 (1)	8,885	8,468

Wells Fargo, 4.875%, 1/12/11 (1)	5,500	5,407
Wells Fargo Bank, 4.75%, 2/9/15	7,045	6,647
		138,127

Brokerage 1.0%

Bear Stearns Companies, 5.50%, 8/15/11	4,460	4,454
Bear Stearns Companies, 5.55%, 1/22/17 (1)	2,570	2,505
Franklin Resources, 3.70%, 4/15/08	1,530	1,508
Goldman Sachs, 6.60%, 1/15/12 (1)	1,000	1,041
Goldman Sachs Capital I, 6.345%, 2/15/34 (1)	20,320	20,024
Jefferies Group, 6.25%, 1/15/36	4,160	4,020
Legg Mason, 6.75%, 7/2/08	2,370	2,401
Merrill Lynch, 6.05%, 5/16/16 (1)	12,000	12,135
Merrill Lynch, 6.22%, 9/15/26 (1)	3,545	3,553
Morgan Stanley, 6.25%, 8/9/26 (1)	2,020	2,059
		53,700

Finance Companies 1.9%

American Express, 5.25%, 9/12/11 (1)	5,275	5,232
American General Finance, 5.40%, 12/1/15 (1)	7,465	7,269
Capital One, 6.745%, 2/17/37 (1)	10,500	10,103
CIT Group, 6.00%, 4/1/36 (1)	3,700	3,492
Countrywide Financial, 6.25%, 5/15/16 (1)	5,378	5,408
GATX, 5.50%, 2/15/12	3,800	3,721
GE Capital, 5.375%, 10/20/16 (1)	8,895	8,740
GE Capital, 6.00%, 6/15/12	14,625	14,946
GE Capital, 6.125%, 2/22/11 (1)	5,290	5,416
General Motors Acceptance Corp., 5.625%, 5/15/09 (1)	5,400	5,327
HSBC Finance, 5.00%, 6/30/15 (1)	5,570	5,287
HSBC Finance, 5.50%, 1/19/16 (1)	12,260	11,975
International Lease Finance, 5.45%, 3/24/11	9,220	9,184

Residential Capital, 6.125%, 11/21/08 (1)	1,695	1,691
Residential Capital, 6.50%, 6/1/12	4,220	4,186
Residential Capital, VR, 7.187%, 4/17/09 (2)	2,000	2,001
SLM Corporation, VR, 3.54%, 4/1/09	3,714	3,411
		107,389
Insurance 1.8%		
ACE INA Holdings, 5.70%, 2/15/17	4,000	3,945
ACE INA Holdings, 5.875%, 6/15/14 (1)	3,665	3,694
AGFC Capital Trust I, 6.00%, 1/15/67 (2)	2,500	2,419
Cincinnati Financial, 6.92%, 5/15/28	3,435	3,702
Fund American Companies, 5.875%, 5/15/13	4,395	4,313
Genworth Financial, 5.75%, 6/15/14 (1)	4,360	4,396
Genworth Financial, 6.15%, 11/15/66 (1)	2,502	2,428
Hartford Financial Services Group, 5.375%, 3/15/17 (1)	6,350	6,198
Lincoln National, 6.05%, 4/20/17 (1)	2,600	2,525
Mangrove Bay Trust, 6.102%, 7/15/33 (2)	3,300	3,202
MetLife, 6.40%, 12/15/36 (1)	5,250	5,013
MetLife Global Funding, 5.125%, 11/9/11 (2)	8,540	8,434
Nationwide Mutual Insurance, 6.60%, 4/15/34 (2)	2,535	2,464
NLV Financial, 7.50%, 8/15/33 (2)	4,385	4,724
Principal Financial Group, 6.05%, 10/15/36 (1)	3,760	3,724
Principal Life Global Funding I, 5.25%, 1/15/13 (2)	4,550	4,488
Security Benefit Life Insurance, 7.45%, 10/1/33 (2)	2,000	2,171
Sun Life Financial Global Funding, VR, 5.60%, 10/6/13 (2)	6,135	6,168
Torchmark, 6.375%, 6/15/16	4,000	4,124
Transatlantic Holdings, 5.75%, 12/14/15 (1)	4,070	4,004
Travelers Companies, 6.25%, 3/15/67 (1)	5,250	5,141
UnitedHealth Group, 5.375%, 3/15/16	9,350	9,119
WellPoint, 5.00%, 1/15/11	3,335	3,275

Willis North America, 6.20%, 3/28/17	3,850	3,839
		103,510
Real Estate Investment Trusts 0.7%		
Archstone-Smith Operating Trust, 5.25%, 5/1/15	4,210	4,094
Avalonbay Communities, 6.125%, 11/1/12 (1)	3,570	3,645
ERP Operating, 5.25%, 9/15/14	3,780	3,680
Federal Realty Investment Trust, 6.00%, 7/15/12	2,035	2,060
Hospitality Properties Trust, 5.625%, 3/15/17	4,055	3,918
Mack-Cali Realty, 5.125%, 2/15/14	4,040	3,911
Mack-Cali Realty, 5.80%, 1/15/16	2,597	2,587
Reckson Operating, 6.00%, 3/31/16 (1)	3,665	3,564
Regency Centers, 5.875%, 6/15/17	2,300	2,289
Simon Property Group, 5.75%, 12/1/15	7,070	7,095
		36,843
Total Financial Institutions		439,569
INDUSTRIAL 10.7%		
Basic Industry 0.9%		
Arch Western Finance, STEP, 6.75%, 7/1/13	3,750	3,750
BHP Finance, 5.40%, 3/29/17	6,125	5,958
Celulosa Arauco y Constitucion, 8.625%, 8/15/10	5,100	5,508
Dow Chemical, 6.125%, 2/1/11 (1)	2,995	3,042
Du Pont El de Nemours & Co., 5.60%, 12/15/36 (1)	6,910	6,378
Freeport-McMoran Copper & Gold, 8.375%, 4/1/17	4,600	5,020
Georgia-Pacific, 7.00%, 1/15/15 (2)	3,750	3,722
Invista, 9.25%, 5/1/12 (2)	2,950	3,142
Placer Dome, 6.45%, 10/15/35	5,300	5,307
Praxair, 5.20%, 3/15/17	4,800	4,661
Steel Dynamics, 6.75%, 4/1/15 (1)(2)	2,815	2,787

Xstrata Finance Canada, 5.50%, 11/16/11 (2)	3,385	3,350
		52,625
Capital Goods 0.9%		
3M, 5.70%, 3/15/37	6,125	5,997
Boeing Capital, 6.10%, 3/1/11 (1)	7,515	7,715
CRH America, 6.00%, 9/30/16 (1)	6,700	6,715
John Deere Capital Corp., 5.50%, 4/13/17 (1)	7,900	7,778
Lafarge, 6.15%, 7/15/11 (1)	3,800	3,879
Northrop Grumman, 7.125%, 2/15/11	5,500	5,792
Owens Corning, 6.50%, 12/1/16 (2)	3,165	3,186
Sealed Air, 5.375%, 4/15/08 (2)	4,830	4,825
United Technologies, 5.40%, 5/1/35 (1)	2,850	2,627
		48,514
Communications 3.4%		
America Movil, 6.375%, 3/1/35 (1)	6,725	6,742
AT&T, 5.30%, 11/15/10 (1)	3,300	3,285
AT&T, 5.625%, 6/15/16 (1)	14,600	14,466
AT&T, 6.45%, 6/15/34 (1)	8,465	8,596
AT&T Broadband, 8.375%, 3/15/13	8,155	9,209
AT&T Wireless, 7.875%, 3/1/11 (1)	4,535	4,904
CBS Corporation, 5.625%, 8/15/12 (1)	2,755	2,721
Centurytel, 6.00%, 4/1/17 (1)	3,165	3,113
Citizens Communications, 9.00%, 8/15/31	3,700	3,996
Comcast, 5.875%, 2/15/18	12,165	11,983
Cox Communications, 7.125%, 10/1/12	2,290	2,437
Cox Communications, 7.75%, 11/1/10	105	112
France Telecom, STEP, 7.75%, 3/1/11	3,950	4,247
Idearc, 8.00%, 11/15/16 (2)	3,500	3,623
News America, 6.15%, 3/1/37 (2)	10,500	9,992

News America, 6.40%, 12/15/35 (1)	4,925	4,837
Qwest, 7.50%, 10/1/14	4,100	4,315
R.H. Donnelley Finance, 8.875%, 1/15/16	3,000	3,240
Rogers Cable, 5.50%, 3/15/14	3,820	3,734
Rogers Wireless, 7.50%, 3/15/15 (1)	3,900	4,236
Sprint Capital, 6.875%, 11/15/28 (1)	4,265	4,165
Sprint Capital, 6.90%, 5/1/19 (1)	8,405	8,475
Telecom Italia Capital, 5.25%, 11/15/13 (1)	14,440	13,954
Telefonica Emisiones, 6.421%, 6/20/16 (1)	8,430	8,713
Telefonos de Mexico S.A., 5.50%, 1/27/15	8,405	8,310
Time Warner Cable, 5.40%, 7/2/12 (2)	5,500	5,437
Time Warner Cable, 6.55%, 5/1/37 (2)	3,400	3,369
Time Warner Entertainment, 7.25%, 9/1/08	4,895	4,993
Time Warner Entertainment, 8.375%, 3/15/23 (1)	5,100	6,007
Verizon Global Funding, 7.75%, 12/1/30 (1)	4,770	5,452
Vodafone Group, 5.625%, 2/27/17	5,000	4,877
Windstream, 7.00%, 3/15/19	1,875	1,877
Windstream, 8.625%, 8/1/16	2,900	3,161
		188,578
Consumer Cyclical 1.8%		
Centex, 5.45%, 8/15/12 (1)	4,830	4,653
Costco Wholesale, 5.30%, 3/15/12 (1)	4,675	4,650
D.R. Horton, 6.50%, 4/15/16	4,650	4,556
DaimlerChrysler, VR, 5.805%, 8/3/09	5,500	5,523
Federated Department Stores, 5.35%, 3/15/12	2,535	2,493
Ford Motor Credit, 5.80%, 1/12/09 (1)	7,850	7,731
Harrah's Operating, 5.50%, 7/1/10	3,430	3,383
Home Depot, 5.40%, 3/1/16 (1)	5,750	5,530
Host Marriott, 6.75%, 6/1/16	4,100	4,141
International Speedway, 4.20%, 4/15/09	2,130	2,071

J.C. Penney, 9.00%, 8/1/12 (1)	5,015	5,722
Lennar, 5.60%, 5/31/15 (1)	4,320	4,097
McDonald's, 5.30%, 3/15/17	6,100	5,911
NVR, 5.00%, 6/15/10 (1)	2,475	2,412
Pulte Homes, 5.20%, 2/15/15 (1)	5,970	5,476
Target, 5.875%, 7/15/16 (1)	10,690	10,854
Time Warner, 5.875%, 11/15/16	10,200	10,061
Viacom, 6.25%, 4/30/16 (1)	7,365	7,342
Wal-Mart Stores, 5.25%, 9/1/35	4,870	4,340
		100,946
Consumer Non-Cyclical 1.5%		
Aramark, VR, 8.856%, 2/1/15 (2)	3,725	3,841
Bunge Finance, 5.90%, 4/1/17	8,600	8,432
Cardinal Health, VR, 5.619%, 10/2/09 (2)	4,370	4,375
Cargill, 6.30%, 4/15/09 (2)	2,000	2,025
Davita, 7.25%, 3/15/15 (1)	3,800	3,895
Eli Lilly & Co., 5.55%, 3/15/37 (1)	5,425	5,117
Fortune Brands, 5.125%, 1/15/11 (1)	2,500	2,445
Genentech, 4.75%, 7/15/15 (1)	3,820	3,604
Highmark, 6.80%, 8/15/13 (2)	3,715	3,827
Kroger, 8.05%, 2/1/10 (1)	7,170	7,582
McCormick & Co., 5.20%, 12/15/15	4,840	4,661
Medtronic, 4.75%, 9/15/15 (1)	6,415	6,030
Procter & Gamble, 4.95%, 8/15/14 (1)	8,775	8,528
Reynolds American, 7.25%, 6/1/13	3,100	3,259
Sabmiller, 6.20%, 7/1/11 (1)(2)	6,360	6,482
Teva Pharmaceutical Finance, 5.55%, 2/1/16 (1)	2,610	2,536
WM Wrigley, 4.65%, 7/15/15 (1)	1,365	1,278

Wyeth, 5.95%, 4/1/37	5,000	4,851
		82,768
Energy 1.3%		
Amerada Hess, 7.875%, 10/1/29 (1)	3,360	3,852
Apache, 6.00%, 1/15/37	4,285	4,187
Chesapeake Energy, 6.50%, 8/15/17	3,975	3,945
Chesapeake Energy, 6.875%, 11/15/20 (1)	3,675	3,712
ConocoPhillips, 5.90%, 10/15/32 (1)	4,230	4,197
Devon Financing, 6.875%, 9/30/11	4,895	5,142
Devon Financing, 7.875%, 9/30/31 (1)	3,390	4,007
Diamond Offshore Drilling, 4.875%, 7/1/15	5,040	4,713
Diamond Offshore Drilling, 5.15%, 9/1/14 (1)	3,250	3,108
EnCana Holdings Finance, 5.80%, 5/1/14	4,780	4,805
Halliburton, 5.50%, 10/15/10 (1)	7,355	7,373
Petro-Canada, 5.95%, 5/15/35 (1)	4,410	4,164
PF Export Receivables Master Trust, 6.436%, 6/1/15 (2)	1,844	1,856
Sunoco, 5.75%, 1/15/17 (1)	4,400	4,271
Valero Energy, 3.50%, 4/1/09	6,580	6,350
XTO Energy, 5.65%, 4/1/16 (1)	3,000	2,952
YPF Sociedad Anonima, 10.00%, 11/2/28	4,320	5,540
		74,174
Technology 0.4%		
Cisco Systems, 5.25%, 2/22/11	5,335	5,313
Dun & Bradstreet, 5.50%, 3/15/11	3,025	3,015
NXP Semiconductors, VR, 8.106%, 10/15/13 (2)	4,100	4,223
Oracle, 5.00%, 1/15/11	6,200	6,118
SunGard Data, 9.125%, 8/15/13	3,500	3,719
Xerox, 6.75%, 2/1/17	2,000	2,072
		24,460

Transportation 0.5%		
Burlington Northern Santa Fe, 5.65%, 5/1/17	5,000	4,919
Burlington Northern Santa Fe, 6.15%, 5/1/37 (1)	8,407	8,260
ERAC USA Finance Company, 5.60%, 5/1/15 (2)	4,270	4,165
Hertz, 8.875%, 1/1/14	2,975	3,198
Norfolk Southern, 6.00%, 4/30/08	5,735	5,760
		26,302
Total Industrial		598,367
UTILITY 2.8%		
Electric 2.1%		
AES, 7.75%, 3/1/14 (1)	2,925	3,079
Alabama Power, VR, 5.55%, 8/25/09	2,725	2,733
Appalachian Power, 6.375%, 4/1/36 (1)	3,125	3,185
Baltimore Gas & Electric, 5.90%, 10/1/16 (2)	7,000	7,026
Black Hills, 6.50%, 5/15/13	3,435	3,419
CE Electric UK Funding, 6.995%, 12/30/07 (2)	3,555	3,557
Centerpoint Energy, 7.25%, 9/1/10	3,415	3,581
Duke Energy Carolinas, 6.10%, 6/1/37	5,680	5,679
El Paso Electric, 6.00%, 5/15/35	4,900	4,665
Exelon Generation, 5.35%, 1/15/14	4,550	4,415
Florida Power & Light, 6.20%, 6/1/36	2,230	2,307
Jersey Central Power & Light, 5.65%, 6/1/17 (2)	7,175	7,048
MidAmerican Energy, 6.125%, 4/1/36 (1)	4,200	4,158
Mirant North America, 7.375%, 12/31/13	850	899
Monongahela Power, 5.70%, 3/15/17 (2)	5,280	5,242
NRG Energy, 7.25%, 2/1/14	1,025	1,056
NRG Energy, 7.375%, 2/1/16	2,975	3,098
Pacific Gas & Electric, 4.80%, 3/1/14 (1)	3,655	3,496
Pacific Gas & Electric, 5.80%, 3/1/37	5,500	5,253

Progress Energy, 5.625%, 1/15/16 (1)	6,335	6,308
Public Service Electric & Gas, 5.70%, 12/1/36	6,770	6,491
Public Service of New Mexico, 4.40%, 9/15/08	4,395	4,327
Sierra Pacific Resources, 8.625%, 3/15/14 (1)	2,050	2,211
Southern, 5.30%, 1/15/12 (1)	2,290	2,273
Southern California Edison, 4.65%, 4/1/15 (1)	3,875	3,657
Tampa Electric, 6.15%, 5/15/37 (1)	6,050	5,985
Tri-State Generation, 6.04%, 1/31/18 (2)	2,365	2,362
Union Electric Company, 5.40%, 2/1/16 (1)	7,540	7,274
Westar Energy, 5.10%, 7/15/20	2,790	2,589
WPD Holdings, 6.875%, 12/15/07 (2)	2,500	2,508
		119,881
Natural Gas 0.7%		
Atmos Energy, 4.00%, 10/15/09	5,355	5,180
Boardwalk Pipelines, 5.50%, 2/1/17	1,280	1,233
Colorado Interstate Gas, 5.95%, 3/15/15	1,050	1,043
Colorado Interstate Gas, 6.80%, 11/15/15	2,450	2,567
El Paso Natural Gas, 5.95%, 4/15/17 (2)	1,783	1,757
Enbridge, 5.60%, 4/1/17 (1)	5,275	5,163
Enterprise Products Operations, 4.95%, 6/1/10	3,340	3,287
Kinder Morgan Finance, 5.70%, 1/5/16	7,260	6,843
Panhandle Eastern Pipeline, 4.80%, 8/15/08	3,340	3,306
Southern California Gas, 5.75%, 11/15/35 (1)	5,505	5,377
Southern Natural Gas, 5.90%, 4/1/17 (2)	1,783	1,753
Williams Companies, 7.75%, 6/15/31	175	192
		37,701
Total Utility		157,582
Total Corporate Bonds (Cost $1,204,920)		1,195,518

MBNA Credit Card Master Note Trust Series 2005-A3, Class A3 4.10%, 10/15/12	8,205	7,959
		75,783

Home Equity 0.0%

BankBoston Home Equity Loan Trust Series 1998-1, Class A6 6.35%, 2/25/13	559	558
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	675	670
CitiFinancial Mortgage Securities Series 2003-4, Class AF3, VR 3.221%, 10/25/33	17	17
		1,245

Other Asset-Backed Securities 0.6%

CNH Equipment Trust Series 2007-A, Class B 5.09%, 6/16/14	7,475	7,338
GE Equipment Small Ticket Series 2005-1A, Class A4 4.51%, 12/22/14 (2)	8,026	7,902
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (2)	13,164	13,217
Marriott Vacation Club Owner Trust Series 2006-1A, Class B 5.827%, 4/1/28 (2)	611	613
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (2)	4,680	4,643
		33,713

Stranded Utility 0.7%

Centerpoint Energy Transportation Board Series 2005-A, Class A2 4.97%, 8/1/14	3,950	3,912

Detroit Edison Securitization Funding Series 2001-1, Class A5 6.42%, 3/1/15	10,189	10,659
Peco Energy Transition Trust Series 2001-A, Class A1 6.52%, 12/31/10	10,647	11,002
PSE&G Transition Funding Series 2001-1, Class A6 6.61%, 6/15/15	6,806	7,208
Reliant Energy Transition Bond Series 2001-1, Class A4 5.63%, 9/15/15	7,954	8,009
		40,790
Total Asset-Backed Securities (Cost $215,311)		214,887

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 9.0%

Collateralized Mortgage Obligations 1.4%

Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 4.107%, 2/25/34	4,688	4,594
Bank of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 4.198%, 5/25/34	2,832	2,776
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 4.749%, 9/25/34	2,873	2,825
Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 4.892%, 10/25/34	3,064	3,009
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 5.092%, 11/25/35	11,334	11,187
Bank of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 5.269%, 11/25/35	5,631	5,558

Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, VR 4.797%, 1/25/34	8,677	8,442
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, VR 4.545%, 3/25/35	4,734	4,634
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR12, Class 1A1, CMO, ARM 6.03%, 9/25/36	21,018	21,080
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, VR 5.683%, 10/25/36	14,917	14,874
		78,979

Commercial Mortgage Backed Securities 7.6%

American Tower Trust Series 2007-1A, Class D , CMO 5.957%, 4/15/37 (2)	6,775	6,690
Banc of America Commercial Mortgage Series 2003-1, Class A2, CMO 4.648%, 9/11/36	19,124	18,333
Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2, CMO 4.83%, 8/15/38	7,618	7,382
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A1, CMO 5.085%, 12/11/40	16,996	16,877
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4, CMO 4.674%, 6/11/41	13,769	12,915
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB, CMO 4.804%, 9/15/42	10,068	9,709
Bear Stearns Commercial Mortgage Securities Series 2005-T18, Class A1, CMO 4.274%, 2/13/42	10,278	10,084
Bear Stearns Commercial Mortgage Securities Series 2005-T20, Class A1, CMO 4.94%, 10/12/42	6,542	6,482

Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, CMO, VR 5.711%, 9/11/38	22,280	22,567
Bear Stearns Commerical Mortgage Securities Series 2007-PW15, Class AAB, CMO 5.486%, 2/11/44	14,500	14,271
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, CMO, VR 5.225%, 7/15/44	11,625	11,375
Citigroup/Deutsche Bank Commerical Mortgage Series 2007-CD4, Class ASB, CMO 5.278%, 12/11/49	16,700	16,406
Commercial Mortgage PTC Series 2005-LP5, Class A1, CMO 4.235%, 5/10/43	664	663
Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A3, CMO 5.467%, 9/15/39	22,975	22,701
CS First Boston Mortgage Securities Series 2005-C2, Class A4, CMO 4.832%, 4/15/37	24,900	23,667
DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO 7.30%, 6/10/32	11,808	12,140
GE Capital Commercial Mortgage Series 2001-1, Class A2, CMO 6.531%, 5/15/33	10,485	10,831
GE Capital Commercial Mortgage Series 2005-C4, Class A1, CMO 5.082%, 11/10/45	9,170	9,105
Greenwich Capital Commercial Funding Series 2004-GG1A, Class A2, CMO 3.835%, 6/10/36	828	824
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2, CMO 4.305%, 8/10/42	21,200	20,648
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB, CMO, VR 4.619%, 8/10/42	3,475	3,342

JPMorgan Chase Commercial Mortgage Securities Series 2001-C1B2, Class A2, CMO 6.244%, 4/15/35	13,457	13,587
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3, CMO 6.26%, 3/15/33	6,626	6,763
JPMorgan Chase Commercial Mortgage Securities Series 2003-LN1, Class A1, CMO 4.134%, 10/15/37	725	697
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, CMO, VR 4.824%, 10/15/42	13,361	12,900
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, CMO 5.481%, 12/12/44	21,400	21,188
LB-UBS Commercial Mortgage Trust Series 2003-C8, Class A1, CMO 3.636%, 11/15/27	13,235	13,011
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2, CMO 3.246%, 3/15/29	13,245	12,784
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A2, CMO, VR 4.567%, 5/15/29	10,903	10,751
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4, CMO 4.742%, 2/15/30	14,172	13,460
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4, CMO 5.156%, 2/15/31	27,300	26,428
Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A2, CMO 5.98%, 1/15/39	8,722	8,855
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class A4, CMO, VR 5.572%, 10/15/48	24,625	24,541
		421,977
Total Non-U.S. Government Mortgage-Backed Securities (Cost $512,234)		500,956

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 36.4%

U.S. Government Agency Obligations ± 34.9%

Federal Home Loan Mortgage		
4.00%, 5/1/14 - 3/1/19	1,805	1,700
4.50%, 11/1/18 - 12/1/19	36,133	34,663
5.00%, 1/1/09 - 11/1/35	139,699	133,926
5.50%, 3/1/18 - 4/1/29	38,232	38,055
6.00%, 4/1/16 - 2/1/36	9,984	10,057
6.50%, 5/1/17 - 2/1/36	10,424	10,613
7.00%, 8/1/19 - 6/1/32	1,481	1,537
7.50%, 6/1/15 - 6/1/24	208	215
10.50%, 3/1/13 - 8/1/20	8	9
11.00%, 11/1/17	3	4
Federal Home Loan Mortgage, ARM		
4.452%, 9/1/32	887	886
4.754%, 7/1/35	2,768	2,769
5.054%, 11/1/35	5,033	4,994
5.07%, 3/1/36	7,461	7,354
5.135%, 1/1/36	19,393	19,455
5.368%, 2/1/37	32,643	32,417
5.391%, 1/1/36	2,321	2,291
5.416%, 2/1/37	9,498	9,444
5.478%, 2/1/37	25,554	25,492
5.936%, 2/1/37	25,482	25,667
5.99%, 12/1/36	20,859	20,934
6.013%, 11/1/36	10,746	10,763
6.029%, 1/1/37	6,219	6,238
6.048%, 10/1/36	18,268	18,290
6.132%, 10/1/36	15,019	15,102

6.224%, 8/1/36	21,581	21,786
Federal Home Loan Mortgage, CMO		
5.50%, 8/15/16 - 4/15/28	32,911	32,712
6.50%, 8/15/30	17,574	17,890
Federal Home Loan Mortgage, CMO, IO 4.50%, 6/15/11 - 4/15/18	13,591	1,004
Federal Home Loan Mortgage, CMO, Principal Only, 8/1/28	259	201
Federal National Mortgage Assn.		
4.00%, 3/1/19	688	646
4.50%, 5/1/18 - 10/1/35	131,603	124,324
5.00%, 1/1/09 - 10/1/35	118,122	113,556
5.50%, 7/1/13 - 1/1/36	332,764	326,365
6.00%, 5/1/16 - 12/1/36	220,430	220,830
6.50%, 6/1/13 - 1/1/37	116,173	118,327
7.00%, 10/1/29 - 11/1/30	70	73
8.00%, 5/1/15	106	110
Federal National Mortgage Assn., ARM		
4.786%, 11/1/35	8,136	8,135
5.324%, 12/1/35	4,230	4,201
5.348%, 12/1/35	5,129	5,157
5.513%, 12/1/35	7,507	7,476
5.545%, 7/1/36	19,160	19,309
5.655%, 12/1/35	2,320	2,319
5.987%, 9/1/36	6,622	6,667
5.997%, 8/1/36	11,035	11,164
6.046%, 12/1/36	8,200	8,265
Federal National Mortgage Assn., CMO		
3.50%, 4/25/13	3,932	3,878
4.50%, 12/25/12	285	283
5.00%, 3/25/15	12,119	12,062
5.50%, 5/25/27	10,454	10,433

7.60%, 10/25/19	30	31
Federal National Mortgage Assn., CMO, IO		
5.50%, 11/25/28	1,330	90
6.50%, 2/1/32	978	245
Federal National Mortgage Assn., TBA		
4.50%, 1/1/19 - 1/1/35	54,484	50,778
5.00%, 1/1/20	100,100	97,535
5.50%, 1/1/19 - 1/1/34	198,800	195,252
6.00%, 1/1/19	46,200	46,648
6.50%, 1/1/31	37,800	38,379
7.00%, 1/1/37	3,750	3,861
		1,942,867
U.S. Government Obligations 1.5%		
Government National Mortgage Assn.		
5.00%, 5/15- 9/20/33	43,766	42,092
5.50%, 10/20/32 - 2/20/35	12,435	12,199
6.00%, 2/15/14 - 9/20/34	8,325	8,410
6.50%, 8/15/25 - 9/20/34	2,174	2,227
7.00%, 3/15/13 - 11/20/28	4,668	4,844
7.50%, 8/15/16 - 5/15/32	892	924
8.00%, 7/15/16 - 5/15/32	2,687	2,821
8.50%, 11/15/16 - 9/20/26	530	558
9.00%, 1/15/09 - 11/15/19	124	134
9.50%, 6/15/09 - 2/15/25	21	21
10.25%, 5/15- 11/15/20	112	123
11.00%, 12/15/09 - 5/15/19	773	822
11.50%, 3/15/10 - 10/15/15	111	120
Government National Mortgage Assn., CMO, 5.00%, 4/20/30	1,000	983
Government National Mortgage Assn., CMO Principal Only, 3/16/28	531	448

Government National Mortgage Assn., TBA, 6.00%, 1/1/34	7,300	7,318
		84,044
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $2,052,636)		2,026,911

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 19.8%

U.S. Government Agency Obligations ± 5.3%

Federal Home Loan Bank, 3.875%, 6/14/13 (1)	1,000	932
Federal Home Loan Bank, 5.125%, 8/14/13 (1)	21,715	21,620
Federal Home Loan Bank, 5.25%, 6/18/14 (1)	14,245	14,264
Federal Home Loan Mortgage, 4.375%, 7/30/09	1,000	982
Federal Home Loan Mortgage, 4.50%, 2/15/08	1,000	995
Federal Home Loan Mortgage, 4.50%, 7/15/13 (1)	25,000	24,082
Federal Home Loan Mortgage, 4.625%, 2/21/08 (1)	13,117	13,055
Federal Home Loan Mortgage, 5.00%, 7/15/14 (1)	10,100	9,971
Federal Home Loan Mortgage, 5.125%, 2/27/09	9,815	9,792
Federal Home Loan Mortgage, 5.125%, 7/15/12 (1)	47,748	47,635
Federal Home Loan Mortgage, 5.875%, 3/21/11	2,000	2,036
Federal Home Loan Mortgage, 6.00%, 6/15/11 (1)	29,750	30,653
Federal National Mortgage Assn., 3.25%, 8/15/08 (1)	480	469
Federal National Mortgage Assn., 4.30%, 1/28/08	1,000	994
Federal National Mortgage Assn., 4.375%, 8/17/07	1,000	998
Federal National Mortgage Assn., 4.375%, 9/15/12 (1)	9,880	9,530
Federal National Mortgage Assn., 4.375%, 10/15/15 (1)	20,750	19,564
Federal National Mortgage Assn., 4.50%, 2/15/11 (1)	20,000	19,566
Federal National Mortgage Assn., 4.625%, 10/15/14 (1)	18,560	17,883
Federal National Mortgage Assn., 4.875%, 12/15/16 (1)	6,540	6,359
Federal National Mortgage Assn., 5.00%, 3/15/16 (1)	13,000	12,794
Federal National Mortgage Assn., 5.25%, 8/1/12 (1)	2,000	1,992
Federal National Mortgage Assn., 5.75%, 2/15/08	13,965	14,008

Insurance 0.0%		
Marsh & McLennan (1)	25	824
		824
Real Estate Investment Trusts 0.1%		
Weingarten Realty Investors, REIT (1)	54	2,533
		2,533
Total Financial Institutions		4,313
INDUSTRIAL 0.1%		
Basic Industry 0.1%		
DuPont (1)	39	2,040
International Paper (1)	43	1,684
		3,724
Consumer Non-Cyclical 0.0%		
Pfizer (1)	82	2,260
		2,260
Energy 0.0%		
Chevron (1)	26	2,117
		2,117
Total Industrial		8,101
UTILITY 0.1%		
Electric 0.1%		
Black Hills (6)	45	1,824
Duke Energy (1)	55	1,066
Progress Energy (1)	21	1,067
Total Utility		3,957
Total Common Stocks (Cost $12,581)		16,371

PREFERRED STOCKS 0.0%

Real Estate Investment Trust Securities 0.0%

Roslyn Real Estate Asset, REIT	–	2,003
Total Preferred Stocks (Cost $2,046)		2,003

SHORT-TERM INVESTMENTS 14.1%

Money Market Funds 14.1%

T. Rowe Price Reserve Investment Fund, 5.36% (7)(8)	786,087	786,087
Total Short-Term Investments (Cost $786,087)		786,087

SECURITIES LENDING COLLATERAL 21.3%

Money Market Trust 21.3%

State Street Bank and Trust Company of New Hampshire N.A. Securities Lending Quality Trust units, 5.251% (7)	1,186,832	1,186,832
Total Securities Lending Collateral (Cost $1,186,832)		1,186,832

Total Investments in Securities	
130.1% of Net Assets (Cost $7,295,143)	**$ 7,251,970**

† Denominated in U.S. dollars unless otherwise noted

± The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

(1) All or a portion of this security is on loan at May 31, 2007 -- total value of such securities at period-end amounts to $1,168,376. See Note 2.

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $239,329 and represents 4.3% of net assets.

(3) All or a portion of this security is pledged to cover margin requirements on futures contracts at May 31, 2007.

(4) Prefunded date is used in determining portfolio maturity.

(5) Insured by Financial Security Assurance Inc.

(6) Restricted Security

(7) Seven-day yield

(8) Affiliated company - see Note 5.

ARM Adjustable Rate Mortgage

CMO Collateralized Mortgage Obligation

GO General Obligation

IO	Interest Only security for which the fund receives interest on notional principal(par)
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
PTC	Pass-Through Certificate
REIT	Real Estate Investment Trust
STEP	Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
TBA	To Be Announced purchase commitment; TBAs totaled $439,771 (7.9% of net assets) at period end; see Note 2.
VR	Variable Rate; rate shown is effective rate at period-end

SWAPS (0.1)%

CREDIT DEFAULT SWAPS 0.0%

	Notional Amount	Value
Barclays, Protection Sold (Relevant Credit: Companhia Vale do Rio Doce, 8.25%, 1/17/34), Recieve 0.76%, Pay upon credit default, 5/20/17	7,670	(83)
Barclays, Protection Sold (Relevant Credit: Vale Overseas 6.25%, 1/11/16), Receive 1.07%, Pay upon credit default, 2/20/17	9,000	115
Goldman Sachs, Protection Bought (Relevant Credit: Kaupthing Bank, Float, 12/1/09), Pay 0.365%, Receive upon credit default, 3/20/12	(8,000)	(32)
Goldman Sachs, Protection Bought (Relevant Credit: Mack-Cali Realty, 7.75%, 2/15/11), Pay 0.35%, Receive upon credit default, 3/20/12	(4,045)	1
Goldman Sachs, Protection Bought (Relevant Credit: Mack-Cali Realty, 7.75%, 2/15/11), Pay 0.37%, Receive upon credit default, 3/20/12	(4,045)	(3)
Goldman Sachs, Protection Bought (Relevant Credit: Time Warner, 6.875%, 5/1/12), Pay 0.635%, Receive upon credit default, 12/20/16	(10,200)	16
Goldman Sachs, Protection Sold (Relevant Credit: Financial Guaranty Insurance Corp., 6.00%, 1/15/34), Receive 0.16% Pay upon credit default, 6/20/12	3,106	4
Goldman Sachs, Protection Sold (Relevant Credit: FSA Global Funding, 6.11%, 6/29/15), Receive 0.17%, Pay upon credit default, 6/20/12	3,107	(1)
Goldman Sachs, Protection Sold (Relevant Index: Dow Jones CDX.NA.IG.8), Receive 0.35%, Pay upon credit default, 6/20/12	30,000	5

JPMorgan Chase, Protection Bought (Relevant Credit: Arch Capital Group, 7.35%, 5/1/34), Pay 0.44%, Receive upon credit default, 6/20/12	(1,556)	(5)
JPMorgan Chase, Protection Bought (Relevant Credit: Axis Capital Holdings, 5.75%, 12/1/14), Pay 0.46%, Receive upon credit default, 6/20/12	(2,333)	2
JPMorgan Chase, Protection Bought (Relevant Credit: Endurance Speciality Holdings, 6.15%, 10/15/15), Pay 0.50%, Receive upon credit default, 6/20/12	(1,555)	2
JPMorgan Chase, Protection Bought (Relevant Credit: New York Times., 4.61%, 9/26/12), Pay 0.50%, Receive upon credit default, 6/20/12	(2,305)	(7)
JPMorgan Chase, Protection Bought (Relevant Credit: RenaissanceRe Holdings, 5.875%, 2/15/13), Pay 0.35%, Receive upon credit default, 6/20/12	(1,556)	(2)
JPMorgan Chase, Protection Sold (Relevant Credit: AMBAC Financial Group, 9.375%, 8/1/11), Receive 0.29%, Pay upon credit default, 6/20/12	3,107	2
JPMorgan Chase, Protection Sold (Relevant Credit: MBIA Inc. 6.625%, 10/1/28), Receive 0.48%, Pay upon credit default, 6/20/12	2,330	4
JPMorgan Chase, Protection Sold (Relevant Credit: Williams Cos., 7.125%, 9/1/11), Receive 1.20%, Pay upon credit default, 6/20/17	2,630	(14)
JPMorgan Chase, Protection Sold (Relevant Credit: Williams Cos., 7.125%, 9/1/11), Receive 1.23%, Pay upon credit default, 6/20/17	5,620	(18)
Morgan Stanley, Protection Bought (Relevant Credit: Gannett 6.375%, 4/1/12), Pay 0.485%, Receive upon credit default, 6/20/12	(2,325)	(5)
Morgan Stanley, Protection Bought (Relevant Credit: Marsh & McLennan, 5.375%, 7/15/14), Pay 0.70%, Receive upon credit default, 6/20/12	(2,325)	(1)
		(20)
Interest Rate Swaps 0.0%		
Goldman Sachs, 10 year Interest Rate Swap, Receive fixed 5.13%, Pay floating 5.36%, 1/15/17	20,000	(482)

Open Forward Currency Exchange Contracts at May 31, 2007 were as follows:

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
CS First Boston	6/25/07	USD	25,940	PLN	75,000	$ (506)
State Street Bank	6/29/07	USD	27,636	MXN	300,000	(254)
State Street Bank	8/7/07	USD	40,563	PLN	112,000	1,024
JP Morgan Chase	8/13/07	USD	6,684	MXN	72,660	(54)
State Street Bank	8/21/07	USD	22,853	MXN	248,200	(151)
Net unrealized gain (loss) on open forward currency exchange contracts						$ 59

Open Futures Contracts at May 31, 2007 were as follows:

($ 000s)

	Expiration	Contract Value	Unrealized Gain (Loss)
Long, 244 U.S. Treasury ten year contracts, $250 par of 5.00% U.S. Treasury Notes pledged as initial margin	9/07	$ 25,954	$ (68)
Net payments (receipts) of variation margin to date			41
Variation margin receivable (payable) on open futures contracts			$ (27)

(6) Restricted Securities

Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $1,824 and represents 0.0% of net assets.

Description	Acquisition Date	Acquisition Cost
Black Hills	2/22/07	$ 1,602
Totals		$ 1,602

The fund has registration rights for certain restricted securities held as of May 31, 2007. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $6,509,056)	$ 6,465,883
Affiliated companies (cost $786,087)	786,087
Total investments in securities	7,251,970
Interest and dividends receivable	53,061
Receivable for investment securities sold	30,981
Receivable for shares sold	11,545
Cash	34
Other assets	1,174
Total assets	7,348,765
Liabilities	
Obligation to return securities lending collateral	1,186,832
Payable for investment securities purchased	573,614
Payable for shares redeemed	10,795
Investment management fees payable	2,131
Due to affiliates	743
Other liabilities	2,494
Total liabilities	1,776,609
NET ASSETS	$ 5,572,156
Net Assets Consist of:	
Undistributed net investment loss	$ (392)
Undistributed net realized loss	(32,956)
Net unrealized loss	(43,696)
Paid-in capital applicable to 629,393,896 shares of $1.00 par value capital stock outstanding; 1,000,000,000 shares authorized	5,649,200
NET ASSETS	$ 5,572,156

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($ 000s)

	Year Ended 5/31/07	5/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 214,886	$ 148,761
Net realized gain (loss)	(4,863)	5,048
Change in net unrealized gain (loss)	63,658	(174,704)
Increase (decrease) in net assets from operations	273,681	(20,895)
Distributions to shareholders		
Net investment income		
Investor Class	(215,389)	(152,399)
Advisor Class	(285)	(133)
R Class	(198)	(144)
Net realized gain		
Investor Class	–	(7,591)
Advisor Class	–	(6)
R Class	–	(8)
Decrease in net assets from distributions	(215,872)	(160,281)
Capital share transactions*		
Shares sold		
Investor Class	1,811,255	1,283,648
Advisor Class	6,076	3,793
R Class	2,498	1,781
Shares issued in connection with fund acquisition – Investor Class	126,447	–
Distributions reinvested		
Investor Class	210,172	155,195
Advisor Class	234	94
R Class	197	149
Shares redeemed		
Investor Class	(512,352)	(639,622)
Advisor Class	(2,041)	(1,032)
R Class	(1,275)	(1,788)
Increase in net assets from capital share transactions	1,641,211	802,218

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has three classes of shares: the New Income Fund original share class, referred to in this report as the Investor Class, offered since August 31, 1973; the New Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002; and the New Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, November 30, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the year ended May 31, 2007, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended May 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the year ended May 31, 2007, the fund was a party to interest rate swaps under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates. During the year ended May 31, 2007, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in creditworthiness of the relevant underlying issuer.

TBA Purchase Commitments During the year ended May 31, 2007, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the year ended May 31, 2007, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At May 31, 2007, the value of loaned securities was $1,168,376,000; aggregate collateral consisted of $1,186,832,000 in the money market pooled trust and U.S. government securities valued at $46,520,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,537,944,000 and $964,665,000, respectively, for the year ended May 31, 2007. Purchases and sales of U.S. government securities aggregated $4,474,475,000 and $3,631,243,000, respectively, for the year ended May 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2007, totaled $215,872,000 and were characterized as ordinary income. At May 31, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2007, the fund had $3,174,000 of capital loss carryforwards that expire in fiscal 2009, $16,000 that expire in fiscal 2012, $2,263,000 that expire in fiscal 2014, and $23,623,000 that expire in fiscal 2015. Further, $10,167,000 of the fund’s unused capital loss carryforwards may be subject to certain limitations on amount and/or timing of use, related to being acquired through tax-free reorganizations.

For the year ended May 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

At May 31, 2007, the cost of investments for federal income tax purposes was $7,300,310,000.

NOTE 4 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred Fixed Income Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 5,293,432 shares of the fund (with a value of $45,894,000) for the 4,526,264 shares of the acquired fund outstanding on June 16, 2006. The net assets of the acquired fund at that date included $124,000 of unrealized depreciation and $8,710,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $3,905,103,000 immediately after the acquisition.

On November 13, 2006, the fund acquired substantially all of the assets of the Bremer Bond Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated September 20, 2006, and approved by shareholders of the acquired fund on November 3, 2006. The acquisition was accomplished by a tax-free exchange of 9,010,409 shares of the fund (with a value of $80,552,000) for the 8,154,216 shares of the acquired fund outstanding on November 10, 2006. The net assets of the acquired fund at that date included $383,000 of unrealized depreciation and $1,457,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $4,300,119,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2007, the effective annual group fee rate was 0.30%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, expenses in the amount of $5,000 were reimbursed by the manager during the year ended May 31, 2007. Including these amounts, expenses previously reimbursed by the manager in the amount of $25,000 remain subject to repayment at May 31, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended May 31, 2007, expenses incurred pursuant to these service agreements were $173,000 for Price Associates, $790,000 for T. Rowe Price Services, Inc., and $1,026,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2007, the fund was allocated $1,655,000 of Spectrum Funds’ expenses and $4,471,000 of Retirement Funds’ expenses. Of these amounts, $4,711,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2007, approximately 19% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 51% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the year ended May 31, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $13,506,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at May 31, 2007, and May 31, 2006, was $786,087,000 and $207,620,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price New Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Income Fund, Inc. (the “Fund”) at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $452,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $438,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate for the Investor Class and R Class was above the median of certain groups of comparable funds but at or below the median of other groups of comparable funds, and that the management fee for the Advisor Class was at or below the median of comparable funds. The information also indicated that the fund’s expense ratio for the Investor Class was above the median of certain groups of comparable funds but below the median of other groups of comparable funds, that the fund’s expense ratio for the Advisor Class was at or below the median of comparable funds, and the that fund’s expense ratio for the R Class was above the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

[Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04
1980	to present); Director, Mercantile Bankshares (4/03 to present);
Member, Advisory Board, Deutsche Bank North America (2004
to present); Director, Chairman of the Board, and Chief Executive
Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2001	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. (5/00 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Managing Director and Head of International
Private Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific
(5/04 to 12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
1992

*Each independent director oversees 119 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.,
[119]	and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board
and Director, T. Rowe Price Services, Inc., T. Rowe Price Savings
Bank, T. Rowe Price Global Asset Management Limited, and T. Rowe
Price Global Investment Services Limited; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.
2004
[37]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Connice A. Bavely, CFA (1951)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Income Fund	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New Income Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Income Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, New Income Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Trust Company

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, New Income Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, New Income Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, New Income Fund	T. Rowe Price Investment Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President, New Income Fund	Group, Inc., and T. Rowe Price Trust Company

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, New Income Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows: 2007 2006 Audit Fees $18,839 $20,137 Audit-Related Fees 1,600 1,721 Tax Fees 3,240 3,218 All Other Fees 149 150

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,201,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 23, 2007